DATE:          MAY 30, 2006

TO:            DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee for the benefit of the RALI SERIES 2006-QS5 TRUST ("Counterparty")

ATTENTION:     ALEX PAEZ
TEL:           714-247-6481
FAX:           714-656-2630

FROM:          MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS")
CONTACT:       KWEI, HUI SUN
EMAIL:         hkwei@exchange.ml.com
TEL:           212-449-8253
FAX:           917-778-0836

RE:            CAP TRANSACTION

ML REF: 06DL10464, 2695651

Dear Sir or Madam:

        The purpose of this letter agreement is to confirm the terms and conditions of the transaction  entered into between RALI SERIES  2006-QS5  TRUST acting  through  DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  not in its
individual  capacity  but solely as Trustee  for the  benefit of the RALI SERIES  2006-QS5  TRUST,  and Merrill
Lynch Capital  Services,  Inc. ("MLCS") (each a "party" and together "the parties") on the Trade Date specified below (the  "Transaction").  This letter  agreement  constitutes  a  "Confirmation"  as referred to in the ISDA
Master  Agreement  specified in paragraph 1 below.  In this  Confirmation,  "Party A" means MLCS, and "Party B"
means RALI SERIES  2006-QS5 TRUST acting through  DEUTSCHE BANK TRUST COMPANY  AMERICAS,  not in its individual capacity, but solely as Trustee for the benefit of the RALI SERIES 2006-QS5 TRUST.

        The  definitions  and  provisions   contained  in  the  2000  ISDA  Definitions  as  published  by  the
International  Swaps  and  Derivatives  Association,  Inc.  (the  "Definitions")  are  incorporated  into  this
Confirmation.  In  the  event  of any  inconsistency  between  the  Definitions  and  this  Confirmation,  this
Confirmation shall govern.

        Other  capitalized  terms used herein (but not otherwise  defined) shall have the meaning  specified in that certain  series  supplement,  dated as of May 1, 2006, to the Standard  Terms of the Pooling and Servicing
Agreement,  dated as of March 1, 2006 (the  "Pooling and  Servicing  Agreement"),  among  Residential  Accredit
Loans,  Inc. (as  Depositor),  Residential  Funding  Corporation  (as Master  Servicer) and DEUTSCHE BANK TRUST
COMPANY AMERICAS (as Trustee).

1.      This  Confirmation  evidences a complete binding  agreement  between the parties as to the terms of the
Transaction to which this Confirmation  relates.  In addition,  the parties agree that for the purposes of this
Transaction,  this Confirmation will supplement,  form a part of, and be subject to an agreement in the form of the 1992 ISDA Master  Agreement  (Multicurrency-Cross  Border) as if the parties had  executed an  agreement in such  form  (but  without  any  Schedule  except  for the  elections  noted  below)  on the  Trade  Date of the
Transaction  (such  agreement,  the "Form Master  Agreement").  In the event of any  inconsistency  between the provisions of the Form Master Agreement and this  Confirmation,  this Confirmation will prevail for the purpose of this Transaction.
        Each party  represents  to the other  party and will be deemed to  represent  to the other party on the date on which it enters into this  Transaction  that  (absent a written  agreement  between  the  parties  that expressly imposes affirmative obligations to the contrary for that Transaction):

        (a)    NON-RELIANCE. Each party has made its own independent  decisions to enter into this  Transaction and as to whether this  Transaction  is  appropriate or proper for it based on its own judgment and upon advice from such  advisors as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the  other  party as  investment  advice  or as a  recommendation  to enter  into  this  Transaction;  it being understood that  information and  explanations  related to the terms and conditions of this  Transaction  shall not be considered  investment advice or a recommendation to enter into this  Transaction.  Further,  such party has not  received  from the  other  party  any  assurance  or  guarantee  as to the  expected  results  of this
Transaction.  Notwithstanding  the  foregoing,  in the case of Party B, it has  entered  into this  Transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

        (b)    EVALUATION AND UNDERSTANDING.       It is capable of evaluating  and  understanding  (on its own behalf or through independent  professional  advice),  and understands and accepts,  the terms,  conditions and risks of this  Transaction.  It is also capable of  assuming,  and assumes,  the  financial  and other risks of this  Transaction  and, in the case of Party B, it has been directed by the Pooling and Servicing  Agreement to enter into this Transaction.

        (c)    STATUS OF  PARTIES.  The other party is not acting as an agent,  fiduciary  or advisor for it in respect of this Transaction.

2.      The terms of the particular Transaction to which the Confirmation relates are as follows:

Notional Amount:                            With respect to any  Calculation  Period,  the USD Notional  Amount
                                            set forth in Exhibit I attached hereto.

Trade Date:                                 May 12, 2006

Effective Date:                             June 25, 2006

Termination Date:                           January 25, 2011

--------------------------------------------- --------------------------------------
Initial Payment:                              USD     10,000.00      payable     by
                                              Counterparty   to  MLCS  on  May  26,
                                              2006;   provided  that  this  Initial
                                              Payment  shall  be  paid  to  MLCS by
                                              Merrill  Lynch  Pierce  Fenner  Smith
                                              Inc. on behalf of  Counterparty  from
                                              the  proceeds  of  the  sale  of  the
                                              Certificates
--------------------------------------------- --------------------------------------

Fixed Amounts:

Fixed Amount Payer:                         Counterparty

Fixed Amount Payer Payment Dates:           May  30,  2006,  subject  to  adjustment  in  accordance  with  the
                                            Modified Following Business Day Convention

Fixed Amount:                               USD  285,000.00;  provided  that the payment of the Fixed Amount to
                                            MLCS shall be made by Merrill  Lynch  Pierce  Fenner  Smith Inc. on behalf  of  Counterparty  from  the  proceeds  of the  sale  of the
                                            Certificates.

Floating  Amounts:

Floating Rate Payer:                        MLCS

CAP Rate:                                   5.70000000%

Floating Rate Payer
Period End Dates:                           25th of each month.

Floating Rate Payer
Payment Date:                               2  Business  Days prior to the 25th day of each month in each year, commencing  on July  21,  2006  and  ending  on the  day  that is 2
                                            Business Days prior to the Termination Date, inclusive,  subject to adjustment in accordance with the Modified  Following  Business Day
                                            Convention.

Floating Rate Option:                       USD-LIBOR-BBA

Designated Maturity:                        One Month

Spread:                                     Inapplicable

Floating Rate Payer
Day Count Fraction:                         30/360

No Adjustment of
Period End Dates:                           Inapplicable

Reset Dates:                                The first day of each Floating Rate Payer
                                            Calculation Period

Rate Cut-Off Dates:                         Inapplicable

Averaging:                                  Inapplicable

Compounding:                                Inapplicable

Business Days:                              New York

3.      FORM MASTER AGREEMENT.

(a)     "Specified  Entity"  means,  in  relation  to Party A, for the  purpose  of  Section  5(a)(v),  Section
        5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.
(b)     "Specified  Entity"  means,  in  relation  to Party B, for the  purpose  of  Section  5(a)(v),  Section
        5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.
(c)     "Specified Transaction" will have the meaning specified in Section 14 of the Form Master Agreement.
(d)     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) of the Form Master  Agreement  will not apply to Party A or to Party B.
(e)     The  "Automatic  Early  Termination"  provisions of Section 6(a) of the Form Master  Agreement will not apply to Party A or to Party B.
(f)     The Form Master  Agreement will be governed by, and construed in accordance with, the laws of the State of New York  without  reference to its conflict of laws  provisions  (except for Sections  5-1401 and 5-1402 of the New York General Obligations Law).
(g)     The phrase "Termination Currency" means United States Dollars.
(h)     For the purpose of Section 6(e) of the Form Master  Agreement,  Market Quotation and Second Method will apply.
(i)     The Events of Default specified under Sections 5(a)(ii),  5(a)(iii),  5(a)(iv),  5(a)(v), 5(a)(vi), and
        the Termination  Events  specified under Sections  5(b)(ii) and 5(b)(iii) of the Form Master Agreement will not apply to Party A or to Party B. With respect to Party B only,  the  provisions  of Section  5(a)(vii)  clause 2 will not be applicable.
(j)     Without affecting the provisions of the Form Master Agreement  requiring the calculation of certain net payment  amounts,  as a result  of an Event of  Default  or  Additional  Termination  Event or  otherwise,  all payments will be made without Set-off (as defined in Section 14 of the Form Master Agreement) or counterclaim.

4.      RECORDING OF CONVERSATIONS.

        Each party to this Transaction  acknowledges and agrees to the tape (and/or other electronic) recording of  conversations  between  the parties to this  Transaction  whether by one or other or both of the parties or their agents,  and that any such  recordings  may be submitted in evidence in any  Proceedings  relating to the
Form Master Agreement and/or this Transaction.

5.      CREDIT SUPPORT DOCUMENT.

        In relation to Party A:     Guarantee of Merrill Lynch & Co., Inc. ("ML&Co")

        In relation to Party B:     Not Applicable

6.      CREDIT SUPPORT PROVIDER.

        In relation to Party A:     ML&Co

        In relation to Party B:     Not Applicable

7.      ACCOUNT DETAILS.

        USD payments to Party A:    DEUTSCHE BANK TRUST COMPANY AMERICAS, NEW
                                    YORK,NY: 021001033)
                                    FAO: MERRILL LYNCH CAPITAL SERVICES, INC., NEW
                                    YORK,NY
                                    Acct: 00-811-874

        USD payments to Party B:    DEUTSCHE BANK TRUST COMPANY AMERICAS
                                    ABA 021-001-033
                                    A/C # 01419663
                                    A/C NAME      NYLTD FUNDS CONTROL - STARS WEST
                                    REF:   RALI 2006-QS5 CAP FUNDS

8.      OFFICES.

        The Office of Party A for this Transaction is:    New York

        The Office of Party B for this Transaction is:    Santa Ana, California

9.      ADDITIONAL PROVISIONS.

        (a)    Fully-Paid  Transactions.  Notwithstanding  the  terms of  Sections  5 and 6 of the Form  Master
Agreement,  if at any time and so long as one of the  parties to the Form  Master  Agreement  ("X")  shall have satisfied in full all its payment and delivery  obligations  under Section 2(a)(i) of the Form Master Agreement and shall at the time have no further payment or delivery  obligations,  whether absolute or contingent,  under such Section,  then unless the other party ("Y") is required  pursuant to appropriate  proceedings to return to
X or otherwise  returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery:  (i)
the  occurrence  of an event  described  in Section  5(a),  excluding  Section  5(a)(vii),  of the Form  Master
Agreement  with  respect to X shall not  constitute  an Event of Default or a Potential  Event of Default  with respect to X as the Defaulting  Party; and (ii) Y shall be entitled to designate an Early  Termination Date (a)
pursuant to Section 10 below  and/or (b)  pursuant to Section 6 of the Form Master  Agreement  only as a result of the  occurrence  of a  Termination  Event set forth in Section  5(b)(i) of the Form  Master  Agreement  with respect to Y as the Affected Party.

        (b)    Downgrade of Party A. If a Ratings Event (as defined  below) shall occur and be continuing  with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings  Event,  give notice to Party
B of the occurrence of such Ratings Event,  and (B) use reasonable  efforts to transfer (at its own cost) Party
A's rights and obligations  hereunder to another party,  subject to satisfaction of the Rating Agency Condition
(as  defined  below).  Unless  such a  transfer  by Party A has  occurred  within 20  Business  Days  after the occurrence  of a Ratings  Event,  Party A shall  immediately,  at its own cost,  post Eligible  Collateral  (as designated in the approved Credit Support Annex),  to secure Party B's exposure or potential  exposure to Party
A, and such  Eligible  Collateral  shall be provided in accordance  with a Credit  Support Annex to be attached hereto  and made a part  hereof.  The  Eligible  Collateral  to be posted and the  Credit  Support  Annex to be executed and  delivered  shall be subject to the Rating  Agency  Condition.  Valuation  and posting of Eligible
Collateral  shall be made weekly.  Notwithstanding  the addition of the Credit Support Annex and the posting of
Eligible  Collateral,  Party A shall continue to use reasonable  efforts to transfer its rights and obligations hereunder to an acceptable  third party;  provided,  however,  that Party A's  obligations to find a transferee and to post Eligible  Collateral  under such Credit  Support Annex shall remain in effect only for so long as a
Ratings  Event is continuing  with respect to Party A. For the purpose  hereof,  a "Ratings  Event" shall occur with respect to Party A if the  long-term  and  short-term  senior  unsecured  ratings of Party A or its Credit
Support  Provider  cease to be at least A-1 by Standard & Poor's  Ratings  Service  ("S&P") and at least A1 and
P-1 by Moody's  Investors  Service,  Inc.  ("Moody's") and at least A and F1 by Fitch, Inc.  ("Fitch"),  to the extent such obligations are rated by S&P, Moody's and Fitch.  "Rating Agency  Condition" means, with respect to any action taken or to be taken, a condition  that is satisfied  when S&P,  Moody's and Fitch have confirmed in writing that such action would not result in the  downgrade,  qualification  (if  applicable)  or withdrawal of the rating then assigned by such Rating Agency to the applicable  class of  Certificates.  Notwithstanding  the foregoing,  in the event the  long-term  senior  unsecured  ratings of Party A or its Credit  Support  Provider cease to be at least BBB- by S&P, to the extent such  obligations  are rated by S&P,  Party A shall,  within 10
Business Days of such  occurrence,  transfer (at its own cost) its rights and obligations  hereunder to another party, subject to satisfaction of the Rating Agency Condition.

10.     ADDITIONAL TERMINATION EVENT.

        The  failure by Party A to post  Eligible  Collateral  in  accordance  with  Section  9(b) hereof or to transfer its rights and  obligations  hereunder  shall  constitute  an Additional  Termination  Event for which
Party A shall be the sole Affected Party.

11.     WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY  HEREBY  IRREVOCABLY  WAIVES  ANY AND ALL RIGHTS TO TRIAL BY JURY WITH  RESPECT TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12.     ELIGIBLE CONTRACT PARTICIPANT.

        Each party  represents to the other party that it is an "eligible  contract  participant" as defined in
Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13.     NOTICE BY FACSIMILE TRANSMISSION.

        Section 12(a) of the Form Master  Agreement is hereby  amended by deleting the  parenthetical  "(except that a notice  or other  communication  under  Section  5 or 6 may not be given by  facsimile  transmission  or electronic messaging system)."

14.     MULTIBRANCH PARTY.

        For purpose of Section 10(c) of the Form Master Agreement:  (a) Party A is not a Multibranch Party; and
(b) Party B is not a Multibranch Party.

15.     OTHER PROVISIONS.

        (a)    Calculation Agent. If applicable, the Calculation Agent is Party A.

        (b)    Addresses for notices.

        With respect to Party A:

                  Address:   Merrill Lynch World Headquarters
                             4 World Financial Center, 18th Floor
                             New York, New York 10080
                             Attention:     Swap Group
                             Facsimile No.: 917-778-0836
                             Telephone No.: 212 449-2467

                             (For all purposes)

        Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

                             GMI Counsel
                             Merrill Lynch World Headquarters
                             4 World Financial Center, 12th Floor
                             New York, New York 10080
                             Attention: Swaps Legal
                             Facsimile No.: 212 449 6993

        With respect to Party B:

                  Address:   Deutsche Bank Trust Company Americas
                             1761 East St. Andrew Place
                             Santa Ana, California 92705-4934

                  with a copy to:

                  Address:   Residential Funding Corporation and Residential Accredit Loans, Inc.
                             8400 Normandale Lake Blvd.
                             Minneapolis, MN 55437
                             Attention: Rory Bluhm
                             Facsimile No.: 952-838-4834
                             Telephone No.: 952-857-7042

                             (For all purposes)

        (c)    For the  purpose of Section  13(c) of the Form  Master  Agreement:  (i) Party A appoints  as its
Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

        (d)    Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

        (e)    Party A may assign or transfer  its rights and  obligations  hereunder  to any entity so long as the Rating  Agency  Condition  is  satisfied.  This  Transaction  shall not be amended or modified  pursuant to
Section 9(b) of the Form Master Agreement unless the Rating Agency Condition is satisfied.

        (f)    Payer  Representations.  For the purpose of Section 3(e) of the Form Master  Agreement,  Party A
and Party B make the following representation:

               It is not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant governmental revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),  6(d)(ii) or 6(e) of this  Agreement)  to  be  made  by  it to  the  other  party  under  this  Agreement.  In  making  this representation,  it may  rely on (i) the  accuracy  of any  representations  made  by the  other  party pursuant to Section  3(f) of this  Agreement,  (ii) the  satisfaction  of the  agreement  contained  in
        Section  4(a)(i) or 4(a)(iii) of this  Agreement  and the  accuracy and  effectiveness  of any document provided by the other party  pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,  provided that it shall not be a breach of this  representation  where  reliance is placed on clause (ii) and the other  party  does not  deliver a form or  document  under  Section  4(a)(iii)  by  reason of  material prejudice to its legal or commercial position.

        (g)    Payee  Representations.  For the purpose of Section 3(f) of the Form Master  Agreement,  Party A
        and Party B make the following representations:

        The following  representation  applies to Party A: Party A is a corporation organized under the laws of the State of Delaware.

        DEUTSCHE BANK TRUST COMPANY AMERICAS is the Trustee under the Pooling and Servicing Agreement.

(h)     For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement,  each Party agrees to deliver the following documents as applicable:

(a)     Tax forms, documents or certificates to be delivered are:-

     PARTY REQUIRED
       TO DELIVER
        DOCUMENT

------------------------- -------------------------------- ---------------------

                                  FORM/DOCUMENT/              DATE BY WHICH
                                    CERTIFICATE              TO BE DELIVERED
========================= ================================ =====================
========================= ================================ =====================
Party B.                  An executed U.S. Internal        (i) Before the
                          Revenue Service Form W-9 (or     first Payment Date
                          any successor thereto)           hereunder, (ii)
                                                           promptly upon
                                                           reasonable demand
                                                           by Party A and
                                                           (iii) promptly upon
                                                           learning that any
                                                           such form
                                                           previously provided
                                                           to Party A has
                                                           become obsolete or
                                                           incorrect.
------------------------- -------------------------------- ---------------------
(b) Other documents to be delivered are:

     PARTY REQUIRED
       TO DELIVER
        DOCUMENT

------------------------- -------------------------------- --------------------- -------------------
                                                                                     COVERED BY
                                  FORM/DOCUMENT/              DATE BY WHICH         SECTION 3(D)
                                    CERTIFICATE              TO BE DELIVERED       REPRESENTATION
========================= ================================ ===================== ===================
========================= ================================ ===================== ===================
Party A and Party B.      Incumbency certificate or        Concurrently with            Yes.
                          other documents evidencing the   the execution of
                          authority of the party           this agreement or
                          entering into this agreement     of any other
                          or any other document executed   documents executed
                          in connection with this          in connection with
                          agreement.                       this agreement.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party B.                  Copy of each report delivered    Upon availability.           Yes.
                          under the Pooling and
                          Servicing Agreement and/or any
                          other Transaction Document.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A                   Legal opinion from counsel       Within 2 New York            No.
                          concerning due authorization,    Business Days of
                          enforceability and related       the execution of
                          matters, addressed to the        this agreement.
                          other party and acceptable to
                          the other party.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A                   Credit Support Document          Concurrently with            No.
                          specified in Section 6 above,    the execution of
                          such Credit Support Document     this agreement.
                          being duly executed if
                          required.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A                   An opinion of counsel with       Within 2 New York            No.
                          respect to Party A's Credit      Business Days of
                          Support Provider in a form       the execution of
                          acceptable to Party B.           this agreement.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A and Party B       Certified copies of all          Upon execution and           Yes.
                          corporate, partnership, trust    delivery of this
                          or membership authorizations,    agreement.
                          as the case may be, and any
                          other documents with respect
                          to the execution, delivery and
                          performance of this agreement
                          and any Credit Support
                          Document.
------------------------- -------------------------------- --------------------- -------------------
------------------------- -------------------------------- --------------------- -------------------
Party A                   Indemnification agreement        Concurrently with            No.
                          executed by Party A with         printing of the
                          respect to information           prospectus
                          included in the prospectus       supplement related
                          supplement related to the        to the Class A-7
                          Class A-7 Certificates           Certificates
------------------------- -------------------------------- --------------------- -------------------

(i)     "Affiliate"  will have the  meaning  specified  in Section 14 of the Form Master  Agreement;  provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

(j)     Party A hereby agrees that it will not,  prior to the date that is one year and one day (or, if longer, the  applicable  preference  period)  after  all  Certificates  (as such term is  defined  in the  Pooling  and
Servicing  Agreement)  issued by Party B pursuant  to the  Pooling and  Servicing  Agreement  have been paid in full,  acquiesce,  petition  or  otherwise  invoke  or cause  Party B to  invoke  the  process  of any court or governmental  authority  for the purpose of  commencing  or sustaining a case against Party B under any federal or state  bankruptcy,  insolvency  or similar law or for the  purpose of  appointing  a  receiver,  liquidator, assignee,  trustee,  custodian,  sequestrator or other similar  official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or  liquidation  of the affairs of Party
B. Nothing  herein shall  prevent  Party A from  participating  in any such  proceeding  once  commenced.  This provision shall remain effective following the scheduled or early termination of this Transaction.

(k)     It is expressly  understood and agreed by the parties hereto that (i) this confirmation is executed and delivered by DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  not  individually  or  personally  but solely as trustee
("Trustee"),  (ii) each of the representations,  undertakings and agreements herein made on the part of Party B is made and intended not as personal  representations,  undertakings  and agreements by Trustee but is made and intended  for the  purpose of binding  only Party B, (iii)  nothing  herein  contained  shall be  construed  as creating any liability on Trustee,  individually  or personally,  to perform any covenant  either  expressed or implied contained herein,  all such liability,  if any, being expressly waived by the parties hereto and by any
Person  claiming  by,  through or under the parties  hereto;  provided  that  nothing in this  paragraph  shall relieve  Trustee  from  performing  its duties and  obligations  under the Pooling and  Servicing  Agreement in accordance  with the  standard of care set forth  therein,  and (iv) under no  circumstances  shall  Trustee be personally  liable for the breach or failure of any  obligation,  representation,  warranty or covenant made or undertaken by Party B hereunder or any other related documents.

(l)     Severability.  If any term,  provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants,  and conditions  hereof shall continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this Agreement as so modified continues to express,  without material change,  the original  intentions of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this  Agreement will not substantially impair the respective benefits or expectations of the parties.

        The  parties  shall  endeavor  to  engage  in  good  faith  negotiations  to  replace  any  invalid  or unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition,  the  economic  effect of which comes as close as  possible to that of the invalid or  unenforceable term, provision, covenant or condition.

Please confirm that the foregoing correctly sets the terms of our agreement by executing this
Confirmation and returning it to us by facsimile transmission.

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.

           Charles Car
By:___________________________________
Authorized Signatory

Accepted and confirmed as of the
Trade Date written above:

DEUTSCHE BANK TRUST COMPANY AMERICAS
not in its individual capacity but solely as
Trustee for the benefit of the RALI SERIES
2006-QS5 TRUST

By:/s/ Barbara Campbell
Authorized Signatory
Name: Barbara Campbell
Title: Vice President

                                                   Exhibit I

--------------------------- ------------------------- -------------------------
   FROM AND INCLUDING *        TO BUT EXCLUDING *      NOTIONAL AMOUNT (USD)
--------------------------- ------------------------- -------------------------
                 25-Jun-06                 25-Jul-06             79,581,721.46
                 25-Jul-06                 25-Aug-06             78,051,431.73
                 25-Aug-06                 25-Sep-06             76,381,801.25
                 25-Sep-06                 25-Oct-06             74,575,865.35
                 25-Oct-06                 27-Nov-06             72,637,062.85
                 27-Nov-06                 27-Dec-06             70,569,227.93
                 27-Dec-06                 25-Jan-07             68,376,579.94
                 25-Jan-07                 26-Feb-07             66,063,711.38
                 26-Feb-07                 26-Mar-07             63,635,573.84
                 26-Mar-07                 25-Apr-07             61,101,631.01
                 25-Apr-07                 25-May-07             58,468,926.40
                 25-May-07                 25-Jun-07             55,886,873.50
                 25-Jun-07                 25-Jul-07             53,799,507.04
                 25-Jul-07                 28-Aug-07             51,760,880.12
                 28-Aug-07                 25-Sep-07             49,770,063.84
                 25-Sep-07                 25-Oct-07             47,826,146.92
                 25-Oct-07                 26-Nov-07             45,928,235.43
                 26-Nov-07                 27-Dec-07             44,075,452.41
                 27-Dec-07                 25-Jan-08             42,266,937.59
                 25-Jan-08                 25-Feb-08             40,501,847.03
                 25-Feb-08                 25-Mar-08             38,779,352.85
                 25-Mar-08                 25-Apr-08             37,098,642.91
                 25-Apr-08                 27-May-08             35,458,920.49
                 27-May-08                 25-Jun-08             33,859,404.05
                 25-Jun-08                 25-Jul-08             32,299,326.89
                 25-Jul-08                 26-Aug-08             30,777,936.89
                 26-Aug-08                 25-Sep-08             29,294,496.25
                 25-Sep-08                 27-Oct-08             27,848,281.18
                 27-Oct-08                 25-Nov-08             26,438,581.67
                 25-Nov-08                 29-Dec-08             25,064,701.21
                 29-Dec-08                 26-Jan-09             23,725,956.55
                 26-Jan-09                 25-Feb-09             22,421,677.42
                 25-Feb-09                 25-Mar-09             21,151,206.33
                 25-Mar-09                 27-Apr-09             19,913,898.26
                 27-Apr-09                 26-May-09             18,709,120.50
                 26-May-09                 25-Jun-09             17,536,252.36
                 25-Jun-09                 27-Jul-09             16,394,684.97
                 27-Jul-09                 25-Aug-09             15,283,821.05
                 25-Aug-09                 25-Sep-09             14,203,074.68
                 25-Sep-09                 26-Oct-09             13,151,871.10
                 26-Oct-09                 25-Nov-09             12,129,646.49
                 25-Nov-09                 29-Dec-09             11,135,847.75
                 29-Dec-09                 25-Jan-10             10,169,932.34
   FROM AND INCLUDING *        TO BUT EXCLUDING *      NOTIONAL AMOUNT (USD)
                 25-Jan-10                 25-Feb-10              9,231,368.02
                 25-Feb-10                 25-Mar-10              8,319,632.71
                 25-Mar-10                 26-Apr-10              7,434,214.26
                 26-Apr-10                 25-May-10              6,574,610.26
                 25-May-10                 25-Jun-10              5,740,327.90
                 25-Jun-10                 26-Jul-10              4,930,883.73
                 26-Jul-10                 25-Aug-10              4,145,803.53
                 25-Aug-10                 27-Sep-10              3,384,622.10
                 27-Sep-10                 25-Oct-10              2,646,883.11
                 25-Oct-10                 26-Nov-10              1,932,138.92
                 26-Nov-10                 29-Dec-10              1,239,950.43
                 29-Dec-10                 25-Jan-11                569,886.90

* Such dates subject to Adjustment in accordance with the Modified Following Business Day Convention.